Rule 497(k)

File No. 333-176976

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust RiverFront Dynamic Europe ETF

First Trust RiverFront Dynamic Developed International ETF

(each, a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of a Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.83000%	Fund net assets up to and including $2.5 billion
0.80925%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.78850%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.76775%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.74700%	Fund net assets greater than $10 billion

In connection with the introduction of the breakpoints discussed above, each Fund’s investment sub-advisory agreement has been amended to introduce breakpoints with respect to the calculation of each Fund’s investment sub-adviosry fee. Accordingly, the investment sub-advisory fee paid to RiverFront Investment Group, LLC, the Funds’ investment sub-advisor, will be reduced and calculated pursuant to the schedule below:

Sub-Advisory Fee	Breakpoints
0.35000%	Fund net assets up to and including $2.5 billion
0.34125%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.33250%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.32375%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.31500%	Fund net assets greater than $10 billion

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference